Exhibit 10.1


                                             CONTRACT ORDER

                                             June 21, 2004

Perma-Fix Environmental Services, Inc.

663 Emory Valley Road                        LBIO-65121
Oak Ridge, TN 37830                          Contract Order No.
Tammy Monday                                 Page 1 of 6*
865-813-1309/865-813-1301 (fax)              *(last page for --------- use only)
email address: tmonday@perma-fix.com


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                                              Issuing Point


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                                              Issued By

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This  document,  when  properly  executed by both parties,  shall  constitute an agreement (Agreement) between -------- (hereinafter referred to as --------), a Delaware corporation having its principal place of business at --------, and Perma-Fix Environmental Services, Inc. (a Tennessee corporation), having its principal place of business at 663 Emory Valley Road, Oak Ridge, TN 37830 (hereinafter referred to as CONTRACTOR); also collectively referred to as the Parties.

1.    SERVICES

      CONTRACTOR shall, except to the extent otherwise expressly stated herein, furnish all labor, supervision, materials, tools, equipment, facilities, permits and services and do all things necessary, as -------- elects, to provide Mixed Waste Treatment and Disposal for the Billerica site located in Billerica, MA, in accordance with the following documents which are attached and made a part hereof by this reference:

      1.    Exhibit "A," Scope of Work, dated October 31, 2003

      2. Exhibit "B", -------- Material Removal Services General Conditions, DUPA-GC6 (rev. 06/21/04)

      3. CONTRACTOR Proposal No. 2003-12-001, "Billerica Waste Treatment Specification"

      4.    Exhibits "C", CONTRACTOR pricing dated May 12, 2004

            This Scope of Work may be modified, from time to time, by mutual written agreement of the Parties.

2.    SCHEDULE OF WORK

      This Agreement will become effective as of June 10, 2004, and will continue in full force and effect through June 30, 2005, unless earlier terminated by --------, without cause, at any time, upon thirty (30) days prior written notice to CONTRACTOR. Such termination, which shall be accomplished without penalty unless otherwise specifically stated herein, shall not relieve or release either -------- or CONTRACTOR from any rights, liabilities or obligations they may have accrued under the law or terms of this Agreement prior to the date of such termination.


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

                                             CONTRACT ORDER

                                             June 21, 2004

Perma-Fix Environmental Services, Inc.

663 Emory Valley Road                        LBIO-65121
Oak Ridge, TN 37830                          Contract Order No.
Tammy Monday                                 Page 2 of 6*
865-813-1309/865-813-1301 (fax)              *(last page for --------- use only)
email address: tmonday@perma-fix.com


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                                              Issuing Point


                                              ----------------------------------
                                              Issued By

================================================================================

      The term "obligations" in the context of this article includes Services which have been authorized by -------- Contract Order release(s) but not yet delivered. Said release(s) shall be completed even if delivery must occur after the termination date hereof.

3.    COMPENSATION

      As consideration for Services properly provided hereunder, -------- agrees to pay and CONTRACTOR agrees to accept as compensation the lump sum amount of six million two hundred seventeen thousand eight hundred sixty-one dollars and 75/100 ($6,217,681.75) per Article 35 of DUPA-GC-6 (rev. 06/21/04), Terms of Payment page 18;

                  Treatment  = $5,313,982.28
                  Disposal   = $  903,879.47
                               -------------
                               $6,217,861.75

      CONTRACTOR shall invoice -------- for services provided meeting the Scope of Work hereunder. The -------- Contract Administrator will approve invoices for payment.

4.    TERMS OF PAYMENT

      CONTRACTOR shall invoice -------- monthly for all Services properly provided under this Agreement during the preceding month. Terms of payment will be net thirty (30) days after -------- receives a properly prepared and correct CONTRACTOR invoice. A properly prepared and correct invoice is an original document received at the proper -------- address, as defined in the Notices article herein, that clearly and legibly includes, as a minimum:

      o     the--------contract order number and release number (if applicable);

      o CONTRACTOR'S complete name and remit to address; o "bill to" stating--------;

      o     a detailed description of the Service;

      o     price, consistent with the compensation schedule of this Agreement;

      o quantity, consistent with the compensation schedule of this Agreement;

      o unit of measure, consistent with the compensation schedule of this Agreement;

      o     CONTRACTOR'S invoice number;

      o     invoice date;

      o     total monetary amount;


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

                                             CONTRACT ORDER

                                             June 21, 2004

Perma-Fix Environmental Services, Inc.

663 Emory Valley Road                        LBIO-65121
Oak Ridge, TN 37830                          Contract Order No.
Tammy Monday                                 Page 3 of 6*
865-813-1309/865-813-1301 (fax)              *(last page for --------- use only)
email address: tmonday@perma-fix.com


                                              ----------------------------------
                                              Issuing Point


                                              ----------------------------------
                                              Issued By

================================================================================


      o     terms of payment, including any applicable discount calculations;

      o     freight terms, if applicable;

      o     tax amount/rate information; and

      o     bill of lading number or packing list number as appropriate.

      Incomplete invoices will be returned to CONTRACTOR unpaid and unprocessed.

      If CONTRACTOR'S invoice does not indicate that CONTRACTOR is an incorporated entity, by use of the words (or abbreviations)
      "Incorporated", "Corporation", or "P.C." as a part of CONTRACTOR'S company name, then CONTRACTOR shall display its tax identification number (TIN) on the invoice in lieu of such designations. Failure to furnish such information may result in withholding thirty-one percent (31%) of Agreement payments in accordance with IRS regulations.

      Payment shall be considered made when payment checks are mailed by -------- or when Electronic Funds Transfer through the Automated Clearing House (EFT/ACH) is initiated by --------. CONTRACTOR'S invoice will be accompanied by such records or other written proof as -------- deems adequate to verify the billings appearing therein.

5.    CONTRACT ADMINISTRATOR

      The -------- Contract Administrator for this Agreement is --------.

6.    NOTICES

      All notices required under this Agreement shall be in writing, or if oral must be confirmed in writing by electronic mail or facsimile (with proof of transmission capability) the next business day. Written notices shall be deemed received if delivered to the Party entitled to receive the same by hand or if deposited in the United States Mail (First Class, Registered Mail or Certified Mail, Return Receipt Requested) or by confirmed courier addressed to such Party at the address set forth below:

      All notices required or contemplated under this Agreement shall be addressed as follows:

      a. Proposed price changes, correspondence or notices involving the contractual relationship should be sent to:

      --------
      Attention:  --------


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

                                             CONTRACT ORDER

                                             June 21, 2004

Perma-Fix Environmental Services, Inc.

663 Emory Valley Road                        LBIO-65121
Oak Ridge, TN 37830                          Contract Order No.
Tammy Monday                                 Page 4 of 5*
865-813-1309/865-813-1301 (fax)              *(last page for --------- use only)
email address: tmonday@perma-fix.com

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      b. Insurance Certificates, Accountability Reports, Safety Reports, and
      routine performance summaries are to be sent to:

      --------
      Attention:  --------

      c. Invoices are to be sent to:

      --------
      Attention:  Accounts Payable

      d. CONTRACTOR will contact the -------- Accounts Payable Department at -------- or by telephone at -------- for questions regarding payment status. CONTRACTOR must provide -------- Purchase Order number, your invoice number, invoice date, and your name/phone number.

      e. -------- correspondence, information, documents, notices or payments to CONTRACTOR shall be sent personally or by first-class mail to:

      Perma-Fix Environmental Services, Inc.
      Attention:  Tammy Monday
      663 Emory Valley Road
      Oak Brook, TN  37830

      Either Party may change its address for notice hereunder upon no less than thirty (30) days prior written notice thereof to the other Party.

7.    GENERAL CONDITIONS

      CONTRACTOR will perform all Services in accordance with the -------- Material Removal


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

                                             CONTRACT ORDER

                                             June 21, 2004

Perma-Fix Environmental Services, Inc.

663 Emory Valley Road                        LBIO-65121
Oak Ridge, TN 37830                          Contract Order No.
Tammy Monday                                 Page 5 of 6*
865-813-1309/865-813-1301 (fax)              *(last page for --------- use only)
email address: tmonday@perma-fix.com


                                              ----------------------------------
                                              Issuing Point


                                              ----------------------------------
                                              Issued By

================================================================================

      Services General Conditions, DUPA-GC6 (rev. 06/02/04), attached hereto as Exhibit "B" and made a part hereof. Any inconsistent terms or conditions submitted by CONTRACTOR shall not apply unless they are: (1) reduced to writing and signed by both Parties hereto; and (2) expressly referred to as being modifications of the General Conditions.

8.    ENTIRETY

      This Agreement, together with the attachments and exhibits specifically referenced and attached hereto, embodies the entire understanding between -------- and CONTRACTOR and, except as otherwise specifically stated herein, there are no contracts, understandings, conditions, or representations, oral or written, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no modification hereto shall be of any force or effect unless (1) reduced to writing and signed by both Parties hereto, and (2) expressly referred to as being modifications of this Agreement.

      Please have your authorized representative execute in the space provided below, indicating acceptance of this Agreement. CONTRACTOR will keep one original and return one executed copy of this Agreement to --------, --------. The -------- copy must be returned, before work can begin or payment can be made against this Agreement.

Perma-Fix Environmental Services, Inc.            --------

BY:  /s/ Jim Morrison                        BY:   ----------
    --------------------------------            ------------------------------
    Business Manager                            Strategic Sourcing Manager -
                                                Environmental Services
    --------------------------------            ------------------------------
               Title                                      Title


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